UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010

SAVVIS, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29375

Delaware	43-1809960
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 SAVVIS Parkway

Town & Country, Missouri 63017

(Address of principal executive offices) (Zip Code)

(314) 628-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 17, 2010, Savvis, Inc. (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) to report the completion of the Company’s previously-reported acquisition of Fusepoint Inc. (“Fusepoint”) on June 16, 2010, through the merger of a newly-formed subsidiary of Savvis with and into Fusepoint pursuant to the terms and conditions of the Agreement and Plan of Merger dated May 28, 2010 by and among Fusepoint, the Company, Blue Jay Merger Sub, Inc., and M/C Venture Partners V, L.P., as Stockholders’ Representative. This Amendment No. 1 amends the Current Report on Form 8-K filed with the SEC on June 17, 2010, to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Fusepoint as of and for the years ended December 31, 2009 and 2008 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited condensed consolidated financial statements of Fusepoint as of March 31, 2010, unaudited condensed consolidated Statement of Income and unaudited condensed consolidated Statement of Cash Flow for the three months ended March 31, 2009 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma combined condensed consolidated financial statements and explanatory notes relating to the Company’s acquisition of Fusepoint for the year ended December 31, 2009 and as of and for the three months ended March 31, 2010 are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits.

23.1 – Consent of KPMG LLP.

99.1 – Audited consolidated financial statements of Fusepoint as of and for the years ended December 31, 2009 and 2008 with independent auditors’ report thereon.

99.2 – Unaudited condensed consolidated financial statements of Fusepoint as of March 31, 2010, unaudited condensed consolidated Statement of Income and unaudited condensed consolidated Statement of Cash Flow for the three months ended March 31, 2009.

99.3 – Unaudited pro forma combined condensed consolidated Balance Sheet and Statement of Income as at March 31, 2010 and unaudited pro forma combined condensed consolidated Statement of Income for the year ended December 31, 2009 and explanatory notes for the year ended December 31, 2009 and as of and for the three months ended March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: July 28, 2010	By:	/s/ Peter J. Bazil
Name: Peter J. Bazil
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Fusepoint as of and for the years ended December 31, 2009 and 2008 with independent auditors’ report thereon.

99.2	Unaudited condensed consolidated financial statements of Fusepoint as of March 31, 2010, unaudited condensed consolidated Statement of Income and unaudited condensed consolidated Statement of Cash Flow for the three months ended March 31, 2009.

99.3	Unaudited pro forma combined condensed consolidated Balance Sheet and Statement of Income as at March 31, 2010 and unaudited pro forma combined condensed consolidated Statement of Income for the year ended December 31, 2009 and explanatory notes for the year ended December 31, 2009 and as of and for the three months ended March 31, 2010.

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